UBS PaineWebber Life Insurance Company
           Administrative Office: 601 6th Ave. Des Moines, Iowa 50309



                                                            August 29, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: UBS PaineWebber Life Variable Annuity Account
    File Number:  811-7536
    Rule 30b2-1 Filing

Commissioners:

         As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS PaineWebber Life Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBerstein Variable Products Series Fund. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

         Pursuant to Rule 30b2-1 under the Act, on August 29, 2003, the AllianceBerstein Variable Products Series Fund (811-05398) filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.


Sincerely,



/s/ Gerianne J. Silva

cc: Fred Bellamy